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                                                                    Exhibit 10-2

                                    AGREEMENT
             (Junior Subordinated Convertible Increasing Rate Notes)

         This Agreement dated as of April 30, 2003 (the "Agreement"), among Lexington Precision Corporation, a Delaware corporation (the "Company"), Michael
A. Lubin ("Lubin"), and Warren Delano ("Delano"; Lubin and Delano are sometimes referred to herein individually as "Holder" and collectively as the "Holders").

         WHEREAS, Lubin and Delano were the holders of certain Junior Subordinated Convertible Increasing Rate Notes due May 1, 2000, of the Company in the aggregate original principal amounts of U.S. $505,000 and $495,000, respectively (individually, a "Note" and collectively, the "Notes");

         WHEREAS, on January 31, 2000, the Holders agreed to defer the payment of certain Defaulted Interest to May 1, 2000;

         WHEREAS, on April 30, 2000, the Holders agreed to further defer the payment of such Defaulted Interest to August 1, 2000;

         WHEREAS, on July 31, 2000, the Holders agreed to further defer the payment of such Defaulted Interest to November 1, 2000;

         WHEREAS, on October 31, 2000, the Holders agreed to further defer the payment of such Defaulted Interest to February 1, 2001;

         WHEREAS, on January 31, 2001, the Holders agreed to further defer the payment of such Defaulted Interest to May 1, 2001;

         WHEREAS, on April 30, 2001, the Holders agreed to further defer the payment of such Defaulted Interest to August 1, 2001;

         WHEREAS, on July 31, 2001, the Holders agreed to further defer the payment of such Defaulted Interest to November 1, 2001;

         WHEREAS, on October 31, 2001, the Holders agreed to further delay the payment of such Defaulted Interest to February 1, 2002;

         WHEREAS, on January 31, 2002, the Holders agreed to further delay the payment of such Defaulted Interest to May 1, 2002;

         WHEREAS, on April 30, 2002, the Holders agreed to further delay the payment of such Defaulted Interest to July 31, 2002;

         WHEREAS, on July 31, 2002, the Holders agreed to further delay the payment of such Defaulted Interest to November 1, 2002;

         WHEREAS, on October 31, 2002, the Holders agreed to further delay the payment of such Defaulted Interest to February 1, 2003;

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         WHEREAS, on January 31, 2003, the Holders agreed to further delay the payment of such Defaulted Interest to May 1, 2003;

         WHEREAS, on February 1, 2000, the Holders converted the Notes into shares of common stock, par value $.25 per share, of the Company; and

         WHEREAS, the Company and Holders desire to, among other things, further defer the payment of such Defaulted Interest and provide for the waiver of certain events of default, all on and subject to the terms hereof;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

         1. Waiver. Subject to paragraph 2 hereof, each Holder hereby waives any Event of Default under the Notes resulting solely from the failure of the Company to pay any principal or interest due on (a) the Company's 12 3/4% Senior Subordinated Notes due February 1, 2000, or (b) the Company's 10 1/2% Senior Note due April 30, 2002 (the indebtedness referred to in clauses (a) and (b) is referred to herein as the "Other Indebtedness").

         2. Rescission of Waivers. The waivers in paragraph 1 hereof shall be automatically rescinded, without notice to the Company, in the event that the holders of the Other Indebtedness, or the trustee in respect thereof, seeks to accelerate the maturity of any such Other Indebtedness or to enforce or exercise any remedies in respect thereof.

         3.       Modification of Original Notes.

                  Notwithstanding anything to the contrary in the Notes, the Company and each Holder hereby agree that the interest on the Notes that is due and payable on May 1, 2003 (the "May 2003 Interest Payment"), will be deemed to be Defaulted Interest but will be payable on August 1, 2003.

         4.       Effective Date; Applicability; Legend.

                  This Agreement shall be deemed effective as of April 30, 2003. This Agreement shall modify each Note and each replacement note issued upon transfer of, in exchange for, or in lieu of any Note or any replacement note. Each Holder agrees that the Holder will cause the following legend to be placed prominently on each Note and that any replacement note or notes issued by the Company upon transfer of, in exchange for, or in lieu of the Note or any replacement note shall have such legend placed thereon:

                  THIS NOTE HAS BEEN MODIFIED PURSUANT TO THOSE CERTAIN AGREEMENTS DATED AS OF JANUARY 31, 2000, APRIL 30, 2000, JULY 31, 2000, OCTOBER 31, 2000, JANUARY 31, 2001, APRIL 30, 2001, JULY 31, 2001,
         OCTOBER 31, 2001, JANUARY 31, 2002, APRIL 30, 2002, JULY 31, 2002,
         OCTOBER 31, 2002, JANUARY 31, 2003, AND APRIL 30, 2003, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY AT 767 THIRD AVENUE, 29TH FLOOR, NEW YORK, NEW YORK, AND REFERENCE SHOULD BE MADE THERETO FOR THE TERMS THEREOF.

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         5.       Representations and Warranties. Each of the parties represents and warrants that: (a) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on his or its part; and (b) this Agreement has been duly executed and delivered by him or it and constitutes his or its legal, valid, and binding agreement, enforceable against him or it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

         6.       No Other Amendments.

                  Except as expressly amended, waived, modified, and supplemented hereby, each Note shall remain in full force and effect in accordance with its terms. Without limiting the generality of the foregoing, except as set forth in Section 1, 2 or 3 of this Agreement, nothing herein shall constitute a waiver of any rights or remedies of any Holder upon the occurrence of any Event of Default.

         7.       General Provisions.

                  (a) Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Notes.

                  (b) Counterparts. This Agreement may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be signed by facsimile transmission of the relevant signature pages hereof.

                  (c) Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

                  (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, and assigns of the parties hereto and any and all transferees and holders of the Notes or any replacement note.

                  (e) Headings. The paragraph headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

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            IN WITNESS WHEREOF, the Company and each Holder have caused this
Agreement to be duly executed and delivered as of the date first written above.

                                           LEXINGTON PRECISION CORPORATION

                                           By:    /s/ Michael A. Lubin
                                                  -----------------------------
                                           Name:  Michael A. Lubin
                                                  -----------------------------
                                           Title: Chairman of the Board
                                                  -----------------------------

                                                   /s/ Michael A. Lubin
                                           ------------------------------------
                                                     Michael A. Lubin

                                                   /s/ Warren Delano
                                           ------------------------------------
                                                     Warren Delano

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